As filed with the Securities and Exchange Commission on July 2, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
The following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report

April 30, 2015

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	10

FINANCIAL HIGHLIGHTS/PER SHARE DATA	20

Distribution Reinvestment Plan	23
Directory	26
Proxy Voting Policies and Procedures	27
Quarterly Portfolio Schedule	27
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the six months ended April 30, 2015. The report includes portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 2.40% total return on a net asset value (NAV) basis for the six months ended April 30, 2015 and performed largely in line with its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 2.42% return for the period. (Fund performance on a market price basis is provided in the table immediately following this letter.)

Despite periods of weakness, the real estate investment trust (REIT) market generated a positive result over the six-month reporting period. Many of the themes that supported the REIT market in 2014 remained in place, including improving fundamentals, strong overall investor demand and declining long-term interest rates. REITs also continued to have ready access to the capital markets and benefited from the low interest rate environment.

During the reporting period, the Fund’s security selection was a modest detractor from performance, whereas sector allocation was a small contributor to results. In particular, the Fund’s holdings in the Industrial, Regional Malls and Free Standing sectors detracted from relative results. This was partially offset by the Fund’s holdings in the Shopping Centers, Lodging/Resorts and Office sectors. From a sector allocation perspective, an overweight versus the benchmark to Mortgage Commercial Financing, an underweight to Timber REITs and an overweight to Manufactured Homes were the most beneficial for results. Conversely, an underweight to Apartments, along with overweights to Mortgage Home Financing and Industrials, were the largest detractors from results.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund’s allocations to the Diversified and Office sectors, while paring its exposures to the Regional Malls and Health Care sectors. The Fund ended the reporting period with roughly 35% of its total assets in REIT preferred shares, which helped us achieve our dual objective of income generation and price appreciation.

The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance during the reporting period.

Looking ahead, we believe REIT fundamentals should show further improvement as the year progresses, which could support cash flow and dividend growth. Additionally, while we believe that in the short term REIT share prices may be influenced by the direction of interest rates, our correlation analysis suggests that when measured over longer time periods, REIT total returns tend not to be correlated to interest rates. Furthermore, many REITs have used low borrowing costs and the capital markets to strengthen their balance sheets. We feel there will be increased acquisition and development activity from well-positioned REITs. Another factor driving our outlook for the REIT market includes new supply in commercial real estate that appears likely to remain modest in our assessment. We believe the modest supply is due to economic uncertainties and still strict bank lending for new construction, which may bode well for REITs during the recovery. Finally, in our view, REIT dividends should continue to grow as we think REITs will experience increases in cash flow and taxable income.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

SECTOR DIVERSIFICATION
(as a % of Total Investments)
Apartments	3.4%
Diversified	16.8
Free Standing	1.0
Health Care	11.4
Industrial	4.8
Lodging/Resorts	8.3
Manufactured Homes	2.0
Mixed	1.5
Mortgage Commercial Financing	8.9
Mortgage Home Financing	2.5
Office	9.5
Regional Malls	9.5
Self Storage	6.3
Shopping Centers	12.4
Short-Term Investments	1.7
Total	100.0%
PERFORMANCE HIGHLIGHTS
		Six Month	Average Annual Total Return
	Inception	Period End	Ended 04/30/2015
	Date	04/30/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV[1]	10/28/2003	2.40%	11.25%	14.84%	2.38%	4.11%
At Market Price[2]	10/28/2003	1.83%	12.25%	13.33%	2.28%	2.24%
Index
FTSE NAREIT All Equity REITs Index[3]		2.42%	13.22%	12.90%	8.42%	10.43%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not waived a portion of its investment management fees during certain of the periods shown. Please see the Financial Highlights for additional information regarding fee waivers.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

3	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman Real Estate Securities Income Fund Inc., call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

FTSE NAREIT All Equity REITs Index:	The index is a free float-adjusted market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited) 4/30/15

TOP TEN EQUITY HOLDINGS
1	CBL & Associates Properties, Inc.	6.0%
2	NorthStar Realty Finance Corp.	5.6%
3	Public Storage	5.3%
4	Digital Realty Trust, Inc.	4.7%
5	Omega Healthcare Investors, Inc.	4.2%

NUMBER OF SHARES		VALUE†

Common Stocks (87.1%)

Apartments (4.8%)
44,500	AvalonBay Communities, Inc.	$7,313,130	ØØ
117,501	Mid-America Apartment	8,766,750	ØØ
	Communities, Inc.
		16,079,880

Commercial Financing (8.7%)
305,223	Apollo Commercial Real	5,216,261	ØØ
	Estate Finance, Inc.
327,500	Blackstone Mortgage	10,064,075	ØØ
	Trust, Inc. Class A
583,100	Starwood Property Trust, Inc.	14,000,231	ØØ
		29,280,567

Diversified (9.0%)
163,300	Corrections Corporation	6,007,807	ØØ
	of America
129,932	Digital Realty Trust, Inc.	8,238,988	ØØ
145,765	EPR Properties	8,406,268	ØØ
413,600	NorthStar Realty Finance Corp.	7,759,136
		30,412,199

Freestanding (1.4%)
121,000	National Retail Properties, Inc.	4,646,400	ØØ

Health Care (15.8%)
248,600	HCP, Inc.	10,016,094	ØØ
131,600	Health Care REIT, Inc.	9,477,832	ØØ
396,700	Omega Healthcare	14,316,903	ØØ
	Investors, Inc.
175,000	Sabra Health Care REIT, Inc.	5,229,000
205,452	Ventas, Inc.	14,155,643	ØØ
		53,195,472

Home Financing (3.4%)
402,524	Altisource Residential Corp.	7,708,334
376,500	Annaly Capital	3,791,355	ØØ
	Management, Inc.
		11,499,689

Industrial (5.7%)
140,522	EastGroup Properties, Inc.	8,037,858	ØØ
111,604	Prologis, Inc.	4,486,481	ØØ
306,700	STAG Industrial, Inc.	6,664,591	ØØ
		19,188,930

6	Highwoods Properties, Inc.	4.2%
7	Ventas, Inc.	4.2%
8	Starwood Property Trust, Inc.	4.2%
9	Brookfield Property Partners LP	3.8%
10	Urstadt Biddle Properties, Inc.	3.7%

NUMBER OF SHARES	VALUE†

Lodging/Resorts (4.8%)
282,100	LaSalle Hotel Properties	$10,350,249	ØØ
203,800	RLJ Lodging Trust	6,046,746	ØØ
		16,396,995

Manufactured Homes (1.6%)
87,900	Sun Communities, Inc.	5,455,074

Mixed (2.1%)
200,200	Liberty Property Trust	6,974,968	ØØ

Office (5.2%)
46,000	Boston Properties, Inc.	6,086,260	ØØ
168,700	Corporate Office	4,451,993	ØØ
	Properties Trust
161,480	Highwoods Properties, Inc.	6,950,099	ØØ
		17,488,352

Real Estate Management & Development (3.8%)
553,100	Brookfield Property	12,815,327	ØØ
	Partners LP

Regional Malls (6.3%)
282,800	CBL & Associates	5,093,228	ØØ
	Properties, Inc.
55,678	Macerich Co.	4,552,233	ØØ
38,661	Simon Property Group, Inc.	7,016,585	ØØ
315,987	WP GLIMCHER, Inc.	4,739,805	ØØ
		21,401,851

Self Storage (5.5%)
38,900	Public Storage	7,309,699	ØØ
129,565	Sovran Self Storage, Inc.	11,316,207	ØØ
		18,625,906

Shopping Centers (9.0%)
35,900	Federal Realty Investment Trust	4,798,753	ØØ
199,000	Kimco Realty Corp.	4,795,900	ØØ
95,000	Regency Centers Corp.	5,964,100	ØØ
350,000	Retail Opportunity	5,873,000
	Investments Corp.
425,693	Urstadt Biddle Properties, Inc.	8,833,130	ØØ
	Class A
		30,264,883
Total Common Stocks		293,726,493
(Cost $215,478,490)

See Notes to Schedule of Investments	6

Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited) (cont’d)

NUMBER OF SHARES		VALUE†

Preferred Stocks (48.3%)

Commercial Financing (3.6%)
131,915	iStar Financial, Inc.,	$3,284,684	ØØ
	Ser. E, 7.88%
185,000	iStar Financial, Inc.,	4,514,000	ØØ
	Ser. G, 7.65%
185,000	iStar Financial, Inc.,	4,458,500	ØØ
	Ser. I, 7.50%
		12,257,184

Diversified (10.4%)
150,000	American Homes 4 Rent,	3,846,000	[a]
	Ser. B, 5.00%
100,000	American Homes 4 Rent,	2,552,000	[a]
	Ser. C, 5.50%
275,000	Digital Realty Trust, Inc.,	7,474,500	ØØ
	Ser. H, 7.38%
302,000	DuPont Fabros Technology, Inc.,	7,779,520	ØØ
	Ser. A, 7.88%
81,000	DuPont Fabros Technology, Inc.,	2,085,750	ØØ
	Ser. B, 7.63%
444,484	NorthStar Realty Finance Corp.,	11,241,000	ØØ
	Ser. B, 8.25%
		34,978,770

Industrial (0.9%)
111,900	Terreno Realty Corp.,	2,932,899	ØØ
	Ser. A, 7.75%

Lodging/Resorts (6.3%)
373,400	Ashford Hospitality Trust,	9,566,508	ØØ
	Inc., Ser. D, 8.45%
185,800	Eagle Hospitality Properties	186	Ñ*
	Trust, Inc., Ser. A, 8.25%
250,000	Pebblebrook Hotel Trust,	6,465,000	ØØ
	Ser. A, 7.88%
200,000	Sunstone Hotel Investors, Inc.,	5,300,000	ØØ
	Ser. D, 8.00%
		21,331,694

Manufactured Homes (1.2%)
150,000	Equity LifeStyle Properties,	3,930,000	ØØ
	Inc., Ser. C, 6.75%

Office (7.9%)
200,000	Corporate Office Properties	5,230,000	ØØ
	Trust, Ser. L, 7.38%
6,000	Highwoods Properties, Inc.,	7,338,750	ØØ
	Ser. A, 8.63%
175,000	Kilroy Realty Corp.,	4,438,000
	Ser. H, 6.38%
369,100	SL Green Realty Corp.,	9,655,656	ØØ
	Ser. I, 6.50%

		26,662,406
NUMBER OF SHARES		VALUE†

Regional Malls (6.7%)
398,015	CBL & Associates Properties,	$10,272,767	ØØ
	Inc., Ser. D, 7.38%
185,000	CBL & Associates Properties,	4,717,500
	Inc., Ser. E, 6.63%
200,000	Taubman Centers, Inc.,	5,146,000	ØØ
	Ser. J, 6.50%
100,000	WP GLIMCHER, Inc.,	2,585,000
	Ser. H, 7.50%
		22,721,267

Self Storage (3.2%)
400,000	Public Storage, Ser. Y, 6.38%	10,680,000	ØØ

Shopping Centers (8.1%)
202,000	Cedar Realty Trust, Inc.,	5,229,780	ØØ
	Ser. B, 7.25%
250,000	DDR Corp., Ser. K, 6.25%	6,395,000
200,000	Inland Real Estate Corp.,	5,150,000
	Ser. B, 6.95%
171,847	Regency Centers Corp.,	4,447,400
	Ser. 6, 6.63%
99,000	Saul Centers, Inc.,	2,559,150	ØØ
	Ser. C, 6.88%
140,000	Urstadt Biddle Properties,	3,613,400
	Inc., Ser. G, 6.75%
		27,394,730

Total Preferred Stocks		162,888,950
(Cost $150,039,706)

Short-Term Investments (2.4%)
8,048,800	State Street Institutional	8,048,800
	Liquid Reserves Fund
	Premier Class
	(Cost $8,048,800)
Total Investments (137.8%)		464,664,243	##
(Cost $373,566,996)
Liabilities, less cash, receivables		(102,613,421)
and other assets [(30.4%)]
Liquidation Value of Mandatory		(25,000,000)
Redeemable Preferred Shares [(7.4%)]
Total Net Assets Applicable to		$337,050,822
Common Stockholders (100.0%)

See Notes to Schedule of Investments	7

Notes to Schedule of Investments (Unaudited)

†

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements	8

Notes to Schedule of Investments (Unaudited) (cont’d)

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of the end of regular trading on the New York Stock Exchange (“NYSE”) on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of April 30, 2015:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$293,726,493	$—	$—	$293,726,493
Preferred Stocks
Lodging/Resorts	21,331,508	186	—	21,331,694
Office	19,323,656	7,338,750	—	26,662,406
Other Preferred Stocks^	114,894,850	—	—	114,894,850
Total Preferred Stocks	155,550,014	7,338,936	—	162,888,950
Short-Term Investments	—	8,048,800	—	8,048,800
Total Investments	$449,276,507	$15,387,736	$—	$464,664,243

^

The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the period ended April 30, 2015, one security was transferred from one level (as of October 31, 2014) to another. Based on beginning of period market value as of November 1, 2014, $186 was transferred from Level 1 to Level 2, as a result of a less active market and a decrease in number of observable inputs that were readily available to the independent pricing service.

##	At April 30, 2015, the cost of investments for U.S. federal income tax purposes was $373,956,762. Gross unrealized appreciation of investments was $102,079,119 and gross unrealized depreciation of investments was $11,371,638 resulting in net unrealized appreciation of $90,707,481 based on cost for U.S. federal income tax purposes.

a	Coupon rate is a fixed rate for an initial period, then resets at a specific date and rate.

*	Security did not produce income during the last twelve months.

ØØ	All or a portion of this security is pledged in connection with the Fund’s loans payable outstanding.

Ñ	This security has been deemed by the investment manager to be illiquid. At April 30, 2015, the security amounted to $186 or 0.0% of net assets applicable to common stockholders.

See Notes to Financial Statements	9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
April 30, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$464,664,243
Dividends and interest receivable	300,312
Deferred offering costs (Note A)	463,161
Prepaid expenses and other assets	5,671
Total Assets	465,433,387

Liabilities
Loans payable (Note A-9)	100,000,000
Mandatory Redeemable Preferred Shares Series A ($25,000 liquidation value per share; 1,000 shares
outstanding) (Note A-9)	25,000,000
Distributions payable—preferred shares	86,111
Distributions payable—common stock	65,665
Payable for securities purchased	2,528,705
Payable to investment manager (Note B)	235,011
Payable to administrator (Note B)	97,921
Payable to directors	1,116
Interest payable (Note A-9)	222,543
Accrued expenses and other payables	145,493
Total Liabilities	128,382,565

Net Assets applicable to Common Stockholders	$337,050,822

Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$640,619,668
Distributions in excess of net investment income	(5,076,677)
Accumulated net realized gains (losses) on investments	(389,589,416)
Net unrealized appreciation (depreciation) in value of investments	91,097,247
Net Assets applicable to Common Stockholders	$337,050,822

Shares of Common Stock Outstanding ($.0001 par value; 999,978,880 shares authorized)	55,787,846
Net Asset Value Per Shares of Common Stock Outstanding	$6.04

*Cost of Investments	$373,566,996

See Notes to Financial Statements	10

Statement of Operations (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the Six Months Ended
April 30, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$8,152,522
Interest and other income—unaffiliated issuers	2,881
Total income	$8,155,403

Expenses:
Investment management fees (Note B)	1,419,436
Administration fees (Note B)	591,432
Audit fees	27,250
Basic maintenance expense (Note A-13)	19,836
Custodian and accounting fees	51,302
Insurance expense	6,427
Legal fees	74,539
Stockholder reports	44,211
Stock exchange listing fees	3,305
Stock transfer agent fees	13,150
Interest expense (Note A-9)	1,528,785
Distributions to mandatory redeemable preferred shareholders and
amortization of offering costs (Note A-9)	567,627
Directors’ fees and expenses	15,959
Miscellaneous	9,600
Total net expenses	4,372,859
Net investment income (loss)	$3,782,544

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:

Sales of investment securities of unaffiliated issuers	288,016

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,591,665
Net gain (loss) on investments	2,879,681
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$6,662,225

See Notes to Financial Statements	11

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES
	INCOME FUND INC.
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
	(Unaudited)
Increase (Decrease) in Net Assets Applicable to Common Stockholders:

From Operations (Note A):
Net investment income (loss)	$3,782,544	$14,317,458
Net realized gain (loss) on investments	288,016	28,894,428
Net increase from payments by affiliates (Note B)	—	7,957
Change in net unrealized appreciation (depreciation) of investments	2,591,665	6,686,509
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	6,662,225	49,906,352

Distributions to Common Stockholders From (Note A-7):
Net investment income	(10,041,812)	(13,389,083)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	(3,379,587)	36,517,269

Net Assets Applicable to Common Stockholders:
Beginning of period	340,430,409	303,913,140
End of period	$337,050,822	$340,430,409
Undistributed net investment income (loss) at end of period	$—	$1,182,591
Distributions in excess of net investment income at end of period	$(5,076,677)	$—

See Notes to Financial Statements	12

Statement of Cash Flows (Unaudited)

Neuberger Berman

REAL ESTATE
SECURITIES
INCOME FUND INC.
For the Six Months Ended
April 30, 2015
Increase (Decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders
resulting from operations	$6,662,225
Adjustments to reconcile net increase in net assets applicable to
Common Stockholders resulting from operations to net
cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(11,921,058)
Proceeds from disposition of investment securities	21,152,208
Purchase/sale of short-term investment securities, net	(5,764,023)
Decrease in dividends and interest receivable	130,300
Decrease in prepaid expenses and other assets	89,286
Decrease in receivable for securities sold	155,095
Decrease in accumulated unpaid distributions on mandatory redeemable preferred shares	(2,778)
Decrease in payable for securities purchased	(971,295)
Decrease in interest payable	(14,670)
Decrease in accrued expenses and other payables	(108,758)
Unrealized appreciation on securities	(2,591,665)
Net realized gain from investments	(288,016)
Net cash provided by (used in) operating activities	$6,526,851

Cash flows from financing activities:
Cash distributions paid on common stock	(10,026,851)
Net cash provided by (used in) financing activities	(10,026,851)
Net increase (decrease) in cash	(3,500,000)

Cash:
Beginning balance	3,500,000
Ending balance	$0
Supplemental disclosure
Cash paid for interest	$1,543,455

See Notes to Financial Statements	13

Notes to Financial Statements Real Estate Securities Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1	General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3	Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5	Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

14

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: non-deductible restructuring costs, foreign currency gains and losses, characterization of distributions from real estate investment trusts (“REITs”), passive foreign investment company (“PFIC”) adjustments and partnership basis adjustments. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per common stockholders of the Fund. For the year ended October 31, 2014, the Fund recorded the following permanent reclassifications:

Accumulated Net
	Undistributed	Realized Gains
	Net Investment	(Losses) on
Paid-in Capital	Income (Loss)	Investments
$(375,043)	$1,454,811	$(1,079,768)

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

		Distributions Paid From:
		Long-Term		Tax Return of
Ordinary Income		Capital Gains		Capital		Total
2014	2013	2014	2013	2014	2013	2014	2013
$14,402,973	$14,402,972	$—	$—	$—	$—	$14,402,973	$14,402,972

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$1,322,184	$—	$87,931,796	$(389,303,646)	$(139,593)	$(300,189,259)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, timing differences of distribution payments, capital loss carryforwards and partnership basis adjustments.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the “Act”) became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2014, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$181,506,291	$207,797,355

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of October 31, 2014, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended October 31, 2014, the Fund utilized capital loss carryforwards of $26,555,719.

15

6	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2015 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-9.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2014, the Fund estimated these amounts within the financial statements because the information is not available from the REITs until after the Fund’s fiscal year-end. At April 30, 2015, the Fund estimated these amounts for the period January 1, 2015 to April 30, 2015 within the financial statements because the 2015 information is not available from the REITs until after the Fund’s fiscal period. For the year ended October 31, 2014, the character of distributions paid to stockholders of the Fund disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On April 30, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.03 per share, payable on May 29, 2015 to stockholders of record on May 15, 2015, with an ex-date of May 13, 2015. Subsequent to April 30, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.03 per share, payable on June 30, 2015 to stockholders of record on June 15, 2015, with an ex-date of June 11, 2015.

8	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

16

9	Financial leverage: On September 26, 2012, pursuant to a Master Securities Purchase Agreement, the Fund issued 1,000 Mandatory Redeemable Preferred Shares, Series A (“MRPS”) in a private placement. The MRPS have an aggregate liquidation preference of $25 million and a mandatory redemption date of September 26, 2017. Distributions are accrued daily and paid quarterly at a fixed rate. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the MRPS. The expenses are included in the “Distributions to mandatory redeemable preferred shareholders and amortization of offering costs (Note A-9)” that is reflected in the Statement of Operations.

The Fund is subject to certain restrictions relating to the MRPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of MRPS at their liquidation preference plus accrued but unpaid distributions and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on the MRPS for two consecutive years.

The table below sets forth key terms of the MRPS.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
Series A	9/26/17	4.00%	1,000	$25,000,000	$24,995,111

The Fund may redeem MRPS, in whole or in part, at its option after giving a minimum amount of notice to the MRPS shareholders but will incur additional expenses if it chooses to do so.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the “Existing Facility”) with State Street Bank and Trust Company (“State Street”). In September 2011, the Fund amended the Existing Facility to reduce its commitment size to $135 million and extend its term. In February 2012, August 2012 and August 2014, the Fund amended the Existing Facility to extend its term.

In September 2014, the Fund simultaneously terminated the Existing Facility and entered into a $125 million secured, committed five-year credit facility with State Street (the “New Facility”). Under the New Facility, State Street made a Term Loan of $75 million and committed to making revolving Libor Loans and Base Rate Loans of up to $50 million. The Fund used loans under the New Facility to repay outstanding loans of the Existing Facility and to increase its leverage through borrowings.

Under the New Facility, interest on the Term Loan is charged at a fixed rate of 3.53% and is payable on the first day of each calendar quarter. Interest on Libor Loans is charged at an adjusted Libor rate and is payable (i) on the last day of the interest period in effect and (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period. Interest on Base Rate Loans is charged at a rate per annum equal to the higher of (i) a rate per annum equal to an adjusted rate above the federal funds rate as in effect on that day, and (ii) the annual rate of interest announced from time to time by State Street as its “prime rate,” and is payable on the first day of each calendar month and on the termination date. The Fund has paid up front expenses in connection with the establishment and documentation of the New Facility, which are being amortized over the life of the New Facility. The expenses are included in the Interest expense line item that is reflected in the Statement of Operations.

The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the New Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2015, there were $100 million in loans outstanding under the New Facility.

17

10	Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

11	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

13	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its MRPS a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the MRPS Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A-13).”

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (Auction Market Preferred Shares (“AMPS”) prior to June 18, 2012) outstanding and borrowings under the Facility are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC (“Neuberger”) is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $7,957 to the Fund in connection with a payment matter related to the Fund’s investment in a State Street money market fund.

18

Note C—Securities Transactions:

During the six months ended April 30, 2015, there were purchase and sale transactions of long-term securities of $16,047,220 and $19,942,699, respectively.

During the six months ended April 30, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively. Ratios that round to less than .00% or (.00)% per share are presented as .00% or (.00)%, respectively. Net asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "-" indicates that the line item was not applicable in the corresponding period.

	Six Months
	Ended
	April 30,
	2015		Year Ended October 31,
	(Unaudited)		2014	2013	2012		2011		2010
Common Stock Net Asset Value,
Beginning of Year	$6.10		$5.45	$5.18	$4.38		$4.29		$2.98

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)¢	.07		.26	.19	.16		.20		.22
Net Gains or Losses on Securities
(both realized and unrealized)	.05		.63	.32	.88		.11		1.35
Common Stock Equivalent of Distributions to
AMPS Preferred Shareholders From:
Net Investment Income¢	—		—	—	(.00)		(.01)		(.02)
Benefit to Common Stockholders from Tender
Offer for AMPS	—		—	—	—		.03		¥—
Total From Investment Operations
Applicable to Common Stockholders	0.12		0.89	0.51	1.04		0.33		1.55

Less Distributions to Common
Stockholders From:
Net Investment Income	(.18)		(.24)	(.24)	(.24)		(.24)		(.24)
Accretive Effect of Common Stock
Tender Offers	—		—	—	.00		£.00		£.00	£
Voluntary Contribution from Management	—		.00	—	—		—		—
Common Stock Net Asset Value, End of Period	$6.04		$6.10	$5.45	$5.18		$4.38		$4.29
Common Stock Market Value, End of Period	$5.13		$5.21	$4.71	$4.57		$3.88		$3.88
Total Return, Common Stock Net Asset Value†	2.38	%**	17.67%	10.55%	24.97%		8.23%		54.41%
Total Return, Common Stock Market Value†	1.81	%**	16.29%	8.29%	24.46%		6.01%		59.45%

SupplementalData/Ratios††
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$337.1		$340.4	$303.9	$288.8		$257.2		$265.2
Preferred Shares Outstanding,
End of Period (in millions)^^	$25.0		$25.0	$25.0	$25.0		$1.4		$75.2
Preferred Shares Liquidation Value Per Share^^	$25,000		$25,000	$25,000	$25,000		$25,000		$25,000
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.50	%*	2.09%	2.10%	1.96	%#	2.40	%#	2.37	%#
Ratio of Net ExpensesØ	2.50	%*	2.09%	2.10%‡	1.86	%‡	2.21	%‡	2.09	%‡
Ratio of Net Investment Income (Loss) Excluding
Preferred Share Distributions^^	2.17	%*	4.57%	3.50%	3.32	%ØØ	4.42	%ØØ	5.79	%ØØ
Portfolio Turnover Rate	3	%**	21%	8%	22%		19%		27%
Asset Coverage Per Preferred Share,
End ofPeriod@	$362,137		$365,519	$328,999	$313,886		$4,536,869		$113,161
Loans Payable (in millions)	$100		$100	$80	$80		$100		$53
Asset Coverage Per $1,000 of LoansPayable@@	$4,621		$4,655	$5,112	$4,924		$3,586		$7,422

See Notes to Financial Highlights	20

Notes to Financial HighlightsReal Estate Securities Income Fund Inc.
(Unaudited)

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per shares market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund’s total returns for the year ended October 31, 2014.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡

Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

@

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS (AMPS prior to June 18, 2012)) from the Fund’s total assets and dividing by the number of MRPS/AMPS outstanding.

@@

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS, loans payable, accumulated unpaid distributions on MRPS (AMPS prior to June 18, 2012) and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

††	Expense ratios do not include the effect of distributions on AMPS. Income ratios include income earned on assets attributable to the MRPS (AMPS prior to June 18, 2012) outstanding.

Ø	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months
Ended	Year Ended October 31,
April 30, 2015	2014	2013	2012	2011	2010
0.88%	0.43%	0.40%	0.54%	0.78%	0.66%

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

^^	Prior to June 18, 2012, the Fund had AMPS outstanding. On September 26, 2012, the Fund issued 1,000 MRPS (see Note A-9 to Financial Statements).

ØØ	The annualized ratios of distributions on AMPS to average net assets applicable to common stockholders were:

Year Ended October 31,
2012	2011	2010
0.00%	0.19%	0.48%

¥

The Fund conducted a tender offer for up to 100% of the AMPS outstanding at the time at a price equal to 98% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer, on April 5, 2011, the Fund accepted 2,951 AMPS, representing 98% of its then-outstanding AMPS.

21

£

The Fund conducted four separate fully subscribed tender offers, each to purchase up to 5% of its outstanding shares of common stock at a price equal to 98% of the Fund’s NAV per share. The first tender offer’s final payment was made at $3.00 per share representing 98% of the NAV per share on October 16, 2009. The second tender offer’s final payment was made at $3.64 per share representing 98% of the NAV per share on July 9, 2010. The third tender offer’s final payment was made at $4.29 per share representing 98% of the NAV per share on January 19, 2011. The fourth tender offer’s final payment was made at $3.40 per share representing 98% of the NAV per share on November 29, 2011.

*	Annualized.

**	Not annualized.
22

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Stock Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
 Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare, Inc.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security number and account balances
■income and transaction history
■credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

■open an account or provide account information
■seek advice about your investments or give us your income information
■give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

I0209 06/15

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.
Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman Real Estate Securities Income Fund Inc.
By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 1, 2015

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 1, 2015